SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          September 1, 2000
                          -----------------
                            Date of Report
                  (Date of Earliest Event Reported)


                            LIFELONG.COM, INC.
        ------------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)

                          329 East Main Street
                          North Adams, MA 01247
               ----------------------------------------
               (Address of principal executive offices)

                             818/461-0800
                    -----------------------------
                    Registrant's telephone number

                     Providence Capital II, Inc.
                      1250 Turks Head Building
                       Providence, RI 02903
                    ------------------------------
                    Former name and former address

   Colorado                     000-30425                05-0508618
----------------              -------------          ------------------
(State or other                (Commission            (I.R.S. Employer
jurisdiction of                File Number)          Identification No.)
incorporation)

Item 1.     Changes in Control of Registrant.

        (a) Pursuant to an Agreement and Plan of Reorganization (the "Reorganization Agreement") dated as of August 31, 2000 between Providence Capital II, Inc.(" Providence Capital II"), a Colorado corporation, and Lifelong.com, Inc., a Colorado corporation, 20,000,000 shares of common stock of Providence Capital II were exchanged for 20,000,000 shares of common stock of Lifelong.com, Inc. ("Lifelong.com" or the "Company") in a transaction in which Providence Capital II was the surviving company.

        The Plan of Merger and Reorganization Agreement was adopted by the unanimous consent of the Board of Directors and the shareholders of Providence Capital II and of Lifelong.com. The merger was effected on August 31, 2000, with the filing of the Certificate of Merger with the State of Colorado.

        Prior to the reorganization, Providence Capital II had 734,000 shares of common stock outstanding. By virtue of the reorganization, Providence Capital II acquired 100% of the issued and outstanding common stock of Lifelong.com. Upon effectiveness of the reorganization, Providence Capital II had an aggregate of 20,734,000 shares of common stock outstanding.

        The directors of Lifelong.com were elected as directors of Providence Capital II and the officers of Lifelong.com were appointed as the officers of Providence Capital II. See "Management" below. The name of Providence Capital II was changed to Lifelong.com, Inc.

        A copy of the Plan of Merger and Reorganization Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

        (b) The following table contains information regarding the shareholdings of Lifelong.com's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of warrants or options exercisable within six months held by each such person or entity):

                                      Amount of Common       Percent of
                                     Stock Beneficially      Common Stock
Name                                       Owned           Beneficially Owned
----                                 -------------------   ------------------
Michael Nowak                              4,362,500              21%
1510 Reindeer Way
Greeley, Ontario K4P1N1 (CAN)

Francis Gariepy                            4,362,500              21%
1050 Raimbault
St-Laurent, Quebec H4L4R6 (CAN)

Emiliano De Laurentiis (1)                 3,052,949              15%
329 East Main Street
North Adams, MA 01247

Charles de Martigny                          500,000               2%
1050 Raimbault
St-Laurent, Quebec, H4L4R6 (CAN)

Michael Ash (2)                            2,737,500              13%
310 Montee Sabourin
St-Bruno, Quebec J3V 4P6 (CAN)

All directors and
executive officers as
a group (4 persons)                       12,277,949              59%


(1) 1,052,949 shares held in his name; 2,000,000 shares beneficially owned through Lifelong Software, Inc., of which he is the sole shareholder.

(2) 37,500 shares held in his name; 2,700,000 shares beneficially owned through Ashbyrne 2000, Ltd., of which he is the sole shareholder.


Item 2.     Acquisition or Disposition of Assets.

        (a) The consideration exchanged pursuant to the Reorganization Agreement was negotiated between Providence Capital II and Lifelong.com. In evaluating as a candidate for the proposed merger, Providence Capital II used criteria such as its business plan, the business knowledge of its management, and the anticipated future of education on the internet. Providence Capital II determined that the consideration for the merger was reasonable.

        (b) Lifelong.com intends to continue developing its business plan consisting of proceeding with the development of education on the Internet.

THE MARKET

Lifelong.com believes that the Internet represents the best knowledge delivery system ever available. The continuing, explosive growth of the Internet will pave the way for easy and efficient electronic delivery of courseware. The e-learning industry is in its infancy, is highly fragmented and has not been clearly defined. There are roughly 5,000 participants worldwide offering a wide variety of e-learning solutions. There is little brand name recognition, there are no standards and no single competitor has yet emerged as a market leader.

The Company believes that e-learning will penetrate all areas of corporate training and that several factors will drive rapid expansion in the multibillion dollar education industry over the next five years. The major factors expected to drive e-learning are: rapid obsolescence of knowledge and training due to continuous technological advancements; lack of skilled labor in many markets; the need for cost-effective solutions to meet the varied learning needs of a distributed workforce; and, increased demand for flexible access to continuing education. These trends clearly indicate the enormous potential of the market that Lifelong.com is poised to address.

BUSINESS OF THE COMPANY

Lifelong.com has the expertise and has developed the technology to deliver highly interactive, computer based learning programs for corporate training and general education via the Internet. The Company's core competency will be its ability to create high-quality, interactive courseware. Corporate training and job skills products are being custom developed to meet highly targeted, company specific needs and requirements as defined by the corporate clientele and will be delivered via secure Internet or Intranet networks. Lifelong.com will provide custom training products for the corporate world and basic skills courses for K - 12 students and adults to meet the challenges of school or career. Enrichment products will be targeted to the growing self-improvement market and include courses for individuals who want to keep pace with new developments in their profession or industry, participants in home education, personal interest, new skills acquisition and telecommuters.

The technology, systems and processes that make up the intellectual property of the Company are the result of many years of research and development conducted by Lifelong Software Inc., ("Old Lifelong"), which was incorporated in the State of New York in 1994. Old Lifelong was primarily engaged in developing this technology and earned no income from its technology. Lifelong.com was incorporated in the State of Delaware on February 16, 2000. On March 4, 2000, Lifelong.com purchased all of the assets and intellectual property of Old Lifelong in exchange for 2,000,000 shares, or 10% of the outstanding common stock of Lifelong.com.

The Company has not yet begun operations and intends to do so in September, 2000.

Lifelong.com's objective is to develop and deliver the best online self-contained, self-paced, individualized, adaptive and interactive courses that meet the needs of a diverse Lifelong.com educational market. The Company intends to become an industry leader by providing consistently interesting courses that students are motivated to use and that deliver content mastery.
The Company's principal strategies for achieving this objective are:

   Build Brand Recognition - To secure a leading position in the emerging e-learning market, Lifelong.com will unveil three new advanced, high quality products in early September 2000 -"Monster Math The Sequel", "Mission2 Read" and "Team Building and Motivation with Astronaut Rick Searfoss". These three products will build on the Lifelong.com technology, the current Web-site (45,000 registered users) and the past successes that it has had with products such as Monster Math (over 20,000 hits per day), the Pine Cobble School Literature Program and several others.

"Monster Math The Sequel" and" Mission2 Read" will be made available on the Lifelong.com Universe Web-site free of charge to all schools and all students. Lifelong.com has teamed with Astronaut Rick Searfoss to promote the site, attract attention and garner support for this undertaking. This association along with planned associations with other high profile individuals will generate excitement, build recognition and credibility for the Lifelong.com brand, underscore the Company's advanced expertise and build the largest possible educational footprint on the Web. Revenues for these two products will be generated from advertising and corporate sponsorships.

In "Team Building and Motivation" Astronaut Rick Searfoss draws upon his extensive experience in the mission critical environment of the NASA Space Shuttle Program to teach the vital concepts involved in building a highly cohesive, motivated and effective team. The Company expects this program to be its flagship corporate course that will showcase its technology.

   Provide Successful Corporate E-Training Solutions - E-Training has fallen short of the expectations of most corporations. Corporate America has not been slow to embrace e-learning - there are simply not enough e-learning providers with the requisite core competency to deliver the robust learning applications required.

The Company intends to develop a strong brand name in Corporate
America and establish a solid and loyal corporate clientele by providing quality content and value added services.

   Company Affiliates Program - The Company will provide the proprietary technology, tools, systems and processes it has developed to other organizations through joint ventures and licensing agreements. Partners and licensees will be pursued aggressively to reach a large number of organizations across North America thereby deploying a courseware delivery platform capable of supporting millions of users through multiple distribution channels.

   Global Strategy - The Lifelong.com systems have been designed to deliver e-learning in multiple languages. Additional language versions can be produced for a fraction of the cost of developing the original course. The majority of the Company's management is fluent in at least two languages and most of the courses will eventually be made available in Spanish and French. By the end of the year 2001 the Company intends to be active in Central and South America and in Europe.

The Company is recruiting highly skilled professionals for the development and support teams. The design, creation, edit and review of each course will be driven by a product manager who will interface with the team leaders and the client to ensure high quality, customized e-learning products that exceed client expectations. Independent reviews are conducted by in-house pedagogical specialists to ensure that all programs contain sound and consistent teaching methods.

The Company will carefully train, monitor and supervise its employees to enhance efficiency and quality of the courseware it produces. As joint ventures are formed and licensing of the technology begins, the same care will be taken to train and monitor clients' staff. All training will be conducted in-house through certified trainers on an ongoing basis.

Sales and Marketing

   Business to Business Training - Lifelong.com's marketing objective in the business to business market is to develop long-term relationships with medium to large corporations to become the preferred supplier of their e-learning needs. The Company will be marketing its e-training services using a variety of methods including personal sales calls, referrals, advertising in industry publications, attendance at trade shows and direct mail to targeted prospects within specific vertical markets.

Each of the sales professionals that will be hired will have direct or related experience in the corporate training market and will bring with her or him a list of prospective clients. Five specific vertical markets have been identified and approximately one hundred companies within these markets are being targeted and will be contacted by the sales force.

The Company is currently engaged in negotiations with several large companies to form joint ventures or strategic alliances for the purpose of providing e-learning to those companies and their customer bases. The Company expects to begin earning revenues from these endeavors by July 2000. The principal program which will be marketed is "Team Building and Motivation" with Astronaut Rick Searfoss.

Agreement with Astronaut Rick Searfoss

On April 7, 2000, the Company entered into an agreement with Astronaut Rick Searfoss. The basic terms of the agreement are that Mr. Searfoss will perform content consulting for the "Team Building and Motivation" and "Mission2Read" programs, act as a spokesperson for Lifelong.com and participate in or coordinate certain other projects with Lifelong. His compensation consists of a monthly retainer of $2,500, 20,000 shares of the common stock of the Company and participation in a stock option plan for at least 30,000 shares of the Company, which will be put into effect in September, 2000. The Company's association with Astronaut Rick Searfoss and the development of the "Team Building and Motivation" program with him will be the subject of a national public relations campaign. This product is timely and very appropriate to today's corporate environment where every project, product and new initiative is mission critical requiring cohesive, committed, motivated and trained team members. A promotional marketing effort consisting of breakfast meetings and seminars featuring Astronaut Searfoss for selected clients will enhance and reinforce the product's value. Lifelong.com expects to create brand awareness, credibility and a significant revenue stream with this program.

The presence of Astronaut Searfoss on the Lifelong.com Web-site along with Monster Math, Mission2 Read and other products already developed and available free of charge are expected to build a large educational footprint for the Company. Successful, high profile corporations are currently being targeted as potential advertisers/sponsors. The revenue model is based on corporate sponsorship and advertising and future products will be developed based on the success of the initial revenue stream.

A fully functional web-site is currently available to consumers on a no charge basis and has had over 45,000 registered users. While no revenues are being generated by the Company, management expects to begin generating revenues by September, 2000.

Intellectual Property

The Company has filed for the following trademarks with the United States Patent and Trademark Office: "Lifelong Universe",
"Mission2Read", "Mission2" and "Knowledge Holography".

Employees

Lifelong.com has 11 employees, of which 8 are full-time and 3 are part-time.

Property

The Company currently leases office space on a month-to-month basis at 329 East Main Street, North Adams, MA 01247; 133 1st Street, NorthEast, 2nd Floor, St. Petersberg, FL; and 6363 Trans Canada, Suite 207,
Montreal, Quebec, Canada H4T 1Z9.

Litigation

None

MANAGEMENT

The following provides the names and ages of the Company's executive officers as well as the positions held by each of them:

Name                        Age        Position
------------------------------------------------------------------------
Michael Nowak                37        President, CEO and Director
Francis Gariepy              53        Secretary, CFO and Director
Emiliano De Laurentiis       43        Vice President - R&D and Director
Charles de Martigny          49        Vice President-Marketing

Michael Nowak - From 1997 to 1999, Mr. Nowak was Vice President of Sales for Bell Guardium, a wholly owned subsidiary of Bell Canada Enterprises. From 1990 to 1997, Mr. Nowak was with Federal Express where he developed the vertical account management team to service the high technology markets. Mr. Gariepy received a Bachelors Degree in Social Sciences and Law from the University of Ottawa in 1986.

Francis Gariepy - is a Chartered Accountant. From 1982 to the present time, he has been a partner in his own consulting and accounting firms. From 1982 to 1986, he was a principal in Arrakis Technologies. Arrakis Technologies created one of the first object oriented software authoring tools and developed a series of 18 popular educational products distributed by Prentice Hall. The company was subsequently sold to Southam Inc., a large Canadian publisher. From 1980 to 1982, he was Vice President of Finance of Pepsi Cola Montreal (a unit of PepsiCo.) Mr. Gariepy received a Bachelors Degree in Commerce from Sir George Williams University (now Concordia University) in 1968.

Emiliano De Laurentiis - has been developing state-of-the-art courseware since 1981 and is the principal creator of the Lifelong.com technologies, systems and processes. From 1993 to the present time, Mr. De Laurentiis was the President of Old Lifelong. From 1986 to 1992, he worked with publishers such as Prentice Hall and Grolier and is a noted author with published papers on education, problem solving and courseware development. Mr. De Laurentiis received a Bachelors Degree and a Masters Degree in Educational Psychology from McGill University in 1979 and 1981 respectively.

Charles de Martigny - was a co-founder of Arrakis Technologies with both Mr. De Laurentiis and Mr. Gariepy and was with the Company from 1982 to 1986. From 1987 to the present time, he has been a consultant in the hi-tech area. Mr. de Martigny created and published the first telephone directory on CD-ROM and has been involved both as a principal and consultant to several high technology projects and ventures.

All of the above officers have been with the Company since its inception in February, 2000.

Executive Compensation

No employee of the Company received annual compensation in 1999 greater than $100,000.

MARKET FOR COMPANY'S SECURITIES

There is no market for the securities of Lifelong.com.

RISK FACTORS

LIFELONG.COM HAS NOT YET BEGUN OPERATIONS. Lifelong.com Has not yet begun operations and at such, has no income and has been operating at a loss. Its ability to develop operations is dependent upon its ability to generate sales of its programs through the Internet. Its operations are subject to the risks and competition inherent in the establishment of a relatively new business enterprise. There can be no assurance that future operations will be profitable. Revenues and profits, if any, will depend upon various factors, including market acceptance of its concepts, market awareness, reliability and acceptance of the Internet, dependability of its distribution network, and general economic conditions. There is no assurance that Lifelong.com will achieve its expansion goals and the failure to achieve such goals would have an adverse impact on it.

NEED FOR ADDITIONAL CAPITAL. Lifelong.com needs additional capital in order to implement its business plan, to continue its operations and pay outstanding liabilities. Lifelong.com anticipates that it will seek to raise additional capital through the sale of its equity or debt securities or through borrowings from commercial lending institutions. Lifelong.com has no commitments from any financial sources for such funding and there is no assurance that Lifelong.com will be able to locate any such funding. The inability of Lifelong.com to raise additional capital could result in its inability to continue its operations.

ENFORCEABILITY OF CERTAIN CIVIL LIABILITIES. Certain of Lifelong.com's officers and directors reside outside the United States. Many of the assets of these persons are, and Lifelong.com anticipates that a substantial portion of the assets that may developed or acquired by it will be located outside the United States. As a result, it may not be possible for investors to effect service of process within the United States upon such persons, or to enforce against Lifelong.com's assets or against such personal judgments obtained in United States courts predicated upon the liability provisions, and most particularly the civil liability provisions, of the United States securities laws or state corporation or other law.

MANAGEMENT AND AFFILIATES OWN ENOUTH SHARES TO CONTROL SHAREHOLDER VOTE. Lifelong.com's executive officers and directors beneficially own approximately 59% of the outstanding common stock of Lifelong.com. These officers and directors have controlling interest over matters requiring stockholder approval, including the election of directors and the approval of material corporate matters such as change of control transactions.

ISSUANCE OF FUTURE SHARES MAY DILUTE INVESTORS SHARE VALUE. The Certificate of Incorporation as amended of Lifelong.com authorizes the issuance of 50,000,000 shares of common stock and 50,000,000 shares of preferred stock. The future issuance of all or part of the remaining authorized common stock may result in substantial dilution in the percentage of the Company's common stock held by the its then existing shareholders. Moreover, any common stock issued in the future may be valued on an arbitrary basis by Lifelong.com. The issuance of the Company's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors, and might have an adverse effect on any trading market, should a trading market develop for the Company's common stock.

THE POSSIBILITY OF LIFELONG.COM ISSUING PREFERRED STOCK WITH CERTAIN PREFERENCES MAY DEPRESS MARKET PRICE OF THE COMMON STOCK. Lifelong.com has 50,000,000 shares of non-designated preferred stock authorized which it may issue from time to time by action of the Board of Directors. The Board of Directors may designate series or classes of preferred shares without shareholder consent which designations may give the holders of the preferred stock voting control and other preferred rights such as to liquidation and dividends. The authority of the Board of Directors to issue such stock without shareholder consent may have a depressive effect on the market price of Lifelong.com's common stock even prior to any such designation or issuance of the preferred stock.

THE POSSIBILITY OF ISSUING PREFERRED STOCK FOR ANTI-TAKEOVER EFFECT COULD PREVENT TAKEOVERS FAVORED BY SHAREHOLDERS. The Board of Directors has the authority, without further approval of stockholders, to issue preferred stock, having such rights, preferences and privileges as the Board of Directors may determine. Any such issuance of shares of preferred stock, under certain circumstances, could have the effect of delaying or preventing a change in control of Lifelong.com or other take-over attempt and could adversely materially affect the rights of holders of shares of the common stock.

OFFICERS AND DIRECTORS HAVE LIMITED LIABILITY AND HAVE INDEMNITY RIGHTS. The Certificate of Incorporation and By-Laws of Lifelong.com provide that Lifelong.com indemnify its officers and directors against losses sustained or liabilities incurred which arise from any transaction in such officer's or director's respective managerial capacity unless such officer or director violates a duty of loyalty, did not act in good faith, engaged in intentional misconduct or knowingly violated the law, approved an improper dividend, or derived an improper benefit from the transaction. The Company's Certificate of Incorporation and By-Laws also provide for the indemnification by it of its officers and directors against any losses or liabilities incurred as a result of the manner in which such officers and directors operate the Company's business or conduct its internal affairs, provided that in connection with these activities they act in good faith and in a manner which they reasonably believe to be in, or not opposed to, the best interests of the Company and their conduct does not constitute gross negligence, misconduct or breach of fiduciary obligations.

PENNY STOCK REGULATION. Upon commencement of trading in the Company's stock, if a market is developed and if the Company is accepted for trading on the OTC Bulletin Board (of which there can be no assurance) the Company's common stock may be deemed a penny stock. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's securities will reach or maintain such a level.

Item 3.     Bankruptcy or Receivership.

Not applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

Not applicable.


Item 5.     Other Events.

Not Applicable


Item 6.     Resignations of Registrant's Directors.

All of the officers and directors of Providence Capital II resigned their offices effective with the effectiveness of the merger of Providence Capital II into Lifelong.com.


Item 7.     Financial Statements and Exhibits.

The Company shall file financial statements reflecting the reorganization by amendment hereto not later than 60 days after the date that this initial report on Form 8-K must be filed.


Item 8.     Change in Fiscal Year.

Not applicable.


EXHIBITS

1.1 Agreement and Plan of Reorganization between Providence Capital II Corporation and Lifelong.com, Inc.

1.2 Certificate of Incorporation of Lifelong.com, Inc. and amendments

1.3   By-Laws of Lifelong.com, Inc.

1.4   Agreement between Lifelong.com, Inc. and Astronaut Rick Searfoss

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                LIFELONG.COM, INC.

                By:____/s/Michael Nowak________________________
                   Michael Nowak, President, CEO and Director

                Date: __08/31/00__


                LIFELONG.COM, INC.


                By:____/s/Francis Gariepy______________________
                   Francis Gariepy, Secretary, CFO and Director

                Date: __08/31/00__


                LIFELONG.COM, INC.



                By:____/s/Emiliano De Laurentiis_______________
                   Emiliano De Laurentiis, Vice President - R&D
                   and Director

                Date: __08/31/00__


       Print the name and title of each signing officer under his or her signature.


August 31, 2000